SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): April 28, 2009


                        SOUTHCOAST FINANCIAL CORPORATION




Incorporated under the      Commission File No. 0-25933      I.R.S. Employer
laws of South Carolina                                     Identification No.
                                                                57-1079460



                           530 Johnnie Dodds Boulevard

                       Mt. Pleasant, South Carolina 29464

                            Telephone: (843) 884-0504


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

First Quarter 2009 Earnings

     Please see Exhibit 99 for the Registrant's 2009 first quarter earnings release.

Section 8 - Other Events

Item 8.01   Other Events

William C. Bochette, III, was appointed as the Executive Vice President and Chief Risk Officer of the Registrant's subsidiary bank, Southcoast Community Bank, effective April 27, 2009. Mr. Bochette is 42 years old and has served as a consultant to the Registrant since.2008. From 2007 to 2008 Mr Bochette was consultant to various banks in the Carolinas. From 2006 to 2007 Mr. Bochette was a Senior Vice President of First Community Bank, N.A., a subsidiary of First Community Corporation. Prior to their acquisition by First Community Corporation in June 2006, Mr. Bochette was President and Chief Executive Officer of DeKalb Bankshares, Inc., and the Bank of Camden, an institution he helped organize in 2001. Mr. Bochette previously served as Senior Vice President and Chief Administrative Officer of Southcoast Community Bank from 1998 to 2000. Mr. Bochette is a 1989 graduate of the University of South Carolina and was a Federal Thrift Regulator with the Office of Thrift Supervision from 1989 to 1993.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibit 99 -  Registrant's 2009 First Quarter Earnings Release.




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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SOUTHCOAST FINANCIAL CORPORATION
                                    (Registrant)



Date: May 1, 2009                   By: /s/ William C. Heslop
                                    --------------------------------------------
                                    William C. Heslop
                                    Senior Vice President and Chief Financial
                                    Officer









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                                  EXHIBIT INDEX

     Exhibit 99  Registrant's First Quarter 2009 Earnings Release